Director Access (Series II and IIR)
Director Choice Access (Series II and IIR)

Separate Account Two
Hartford Life Insurance Company

File No. 333-101934

Supplement Dated March 7, 2007 to the Prospectus Dated May 1, 2006

Supplement Dated March 7, 2007 to your Prospectus

Effective on May 1, 2007, the following Fund Sub-Accounts will be added in alphabetical order to the section entitled “General Contract Information” under the sub-section entitled “The Funds”:

Hartford Global Advisers HLS
Hartford Global Leaders HLS
Hartford International Capital Appreciation HLS
Hartford International Opportunities HLS
Hartford International Small Company HLS

This supplement should be retained with the prospectus for future reference.

HV-6095